ADVANCED SERIES TRUST

AST Global Bond Portfolio

Supplement dated November 16, 2020 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust relating to the AST Global Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Douglas J. Peebles has announced his retirement from AllianceBernstein L.P. (AllianceBernstein) effective on or about December 31, 2020. Effective immediately, John Taylor will replace Douglas J. Peebles as a Portfolio Manager from AllianceBernstein for the Portfolio. The other individuals listed as Portfolio Managers for the Portfolio in the Prospectus and SAI will continue to serve as such.

To reflect this change, the Trust's Prospectus and SAI are hereby revised as follows:

I.All references and information pertaining to Douglas J. Peebles are hereby deleted.

II. The table in the section of the Prospectus entitled "SUMMARY: AST GLOBAL BOND PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" is hereby revised by adding the following with respect to Mr. Taylor:

Investment	Subadviser	Portfolio Manager	Title	Service Date
Manager

PGIM Investments	AllianceBernstein	John Taylor	Co-Head—	November 2020
LLC	L.P.		European Fixed
Income; Director—
Global Multi-Sector

III. The following hereby replaces the sixth paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Global Bond Portfolio":

AllianceBernstein Segment. The AllianceBernstein co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by AllianceBernstein are Scott DiMaggio, CFA, Matthew Sheridan, CFA, and John Taylor. Biographies for Messrs. DiMaggio, Sheridan and Taylor are provided below.

John Taylor is Co-Head of European Fixed Income and Director of Global Multi-Sector at AB. He is a member of the Global Fixed Income, UK and European Fixed Income and Absolute Return portfolio-management teams. As a member of the Absolute Return portfolio-management team, Taylor is also the Lead Portfolio Manager across the Diversified Yield Plus Strategies. Prior to this, he was responsible for the management of single-currency portfolios. Taylor joined the firm in 1999 as a fixed-income trader, and was named in Financial News' "40 under 40 Rising Stars in Asset Management" in 2012. He holds a BSc (Hons) in economics from the University of Kent. Location: London

IV. The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Global Bond Portfolio" is hereby revised by adding the following with respect to Mr. Taylor:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Manager	Investment	Investment	(in millions)	of Portfolio
		Companies*	Vehicles*		Securities*
		(in millions)	(in millions)
AllianceBernstein	John Taylor	2/$314million	21/$3,542millon	14/$2,892million	None
L.P.

*Information is as of September 30, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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